SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934



                        Date of Report: January 23, 2003
                                        ----------------
                        (Date of earliest event reported)




                  APPLIANCE RECYCLING CENTERS OF AMERICA, INC.
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             (Exact name of registrant as specified in its charter)



         MINNESOTA                    000-19621               41-1454591
-------------------------------      ----------      ---------------------------
(State or other jurisdiction of      Commission           (I.R.S. Employer
incorporation or organization)         File No.          Identification No.)


      7400 EXCELSIOR BOULEVARD
           MINNEAPOLIS, MN                                    55426-4517
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(Address of principal executive offices)



                                 (952) 930-9000
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              (Registrant's telephone number, including area code)

Item 5.           Other Events.
------            ------------

         On January 23, 2003, Appliance Recycling Centers of America, Inc. issued a press release announcing that it has signed a national contract to become provider of reverse logistics services for GE.


Item 7 (c).       Exhibits.
----------        --------

        99        Press Release dated January 23, 2003, announcing that it has signed a national contract to become provider of reverse logistics services for GE.



Date:  January 23, 2003                          /s/ Linda Koenig
                                                 -------------------------------
                                                 Linda Koenig, Controller